EXHIBIT 99.1

NEWS RELEASE for July 22, 2004 at 7:00 AM EDT

Contact: Investors: Matt Clawson Allen & Caron, Inc. (949) 474-4300	ChromaVision Medical Systems, Inc.: Stephen T. D. Dixon Executive Vice President & CFO (949) 443-3355

CHROMAVISION NAMES RONALD A. ANDREWS, JR. CHIEF EXECUTIVE OFFICER

SAN JUAN CAPISTRANO, CA (July 22, 2004).... ChromaVision Medical Systems, Inc. (Nasdaq: CVSN), today announced it has hired veteran diagnostics industry executive Ronald A. Andrews, Jr., 45, as President and Chief Executive Officer. Andrews will replace Michael F. Cola, the Chairman of the Board who has served as ChromaVision interim CEO since February 2004.

     Cola noted that the search process for a new CEO was extensive and was directed by a very specific set of qualifications involving both applicable corporate experience and personal character, and he added that Andrews’ direct and senior experience in diverse aspects of the diagnostics industry was an important factor as the company is presently embarking on a number of new strategic ventures.

     “Ron’s extensive knowledge and expertise within the diagnostics industry, team building and communication skills combined with his solid record of accomplishment within sales and marketing organizations will prove invaluable to ChromaVision as we expand our enterprise and venture to serve new markets,” Cola said. “We believe that the Company, under Ron’s capable leadership, will expand its market position and continue to launch new products and services in order to achieve our goals of growth sustained profitability.”

     Since August 2002, Andrews was Senior Vice President Global Marketing and Commercial Business Development at Pleasanton, CA-based Roche Molecular Diagnostics. In that role, he developed and led the strategic execution for all diagnostic commercial operations. This included the oversight of five Business Sector Vice Presidents responsible for all aspects of global marketing and business development in the areas of blood screening, virology, women’s health, microbiology and automation/emerging diagnostics. Andrews was also responsible for executive direction of all marketing functions, directed the development of the 10-year Strategic Plan for the organization, and completed the reorganization of commercial operations during that period.

     “I am delighted to be joining the outstanding team at ChromaVision and look forward to tackling the challenges at hand and fulfilling the promise that this organization, its capable people and superior technology hold. The combination of innovative products, proprietary technology, and significant market potential makes this a compelling opportunity for me as well as those who already have a stake in the company,” said Andrews.

     From 2000 to 2002 Andrews held two senior executive positions with Indianapolis-based Roche Diagnostics Corporation. As Vice President, U.S. Commercial Operations, Molecular Diagnostics, he directed sales, marketing, technical field support, and product development activities and was responsible for U.S. commercial strategy development for the clinical laboratory market. Prior to that, as Vice President, Marketing, U.S. Commercial Operations, he was responsible for planning and directing all aspects of the Roche U.S. Laboratory Systems Commercial Operations Marketing which included the clinical chemistry, immunochemistry, hematology, near patient testing and molecular markets.

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CHROMAVISION NAMES RONALD A. ANDREWS, JR. CHIEF EXECUTIVE OFFICER
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     From 1995 to 2000 Andrews was Vice President of Atlanta Based Immucor, Inc where he helped lead the transition of that company from a reagent manufacturer to an instrument systems company. Prior to Immucor, he spent almost 10 years in management positions of increasing responsibility at Chicago-based Abbott Diagnostics, culminating in the position of Senior Marketing Manager, Business Unit Operations.

     Andrews earned a Bachelor’s degree in Biology and Chemistry from Spartanburg, SC-based Wofford College in 1981 and has participated extensively in the executive development programs at both Roche and Abbott Labs. He currently lives with his wife and three children in Danville, CA.

About ChromaVision Medical Systems, Inc.

     ChromaVision Medical Systems, Inc., develops innovative medical systems to improve anatomic pathology diagnostics through accuracy, standardization and quantitation. ChromaVision’s ACIS® (pronounced #-sis) or automated cellular imaging system is a unique patented technology that detects, counts and classifies cells of clinical interest based on color, size and shape to assist pathologists in making critical medical decisions. Peer-reviewed clinical data and publications have demonstrated that the ACIS digital microscope and proprietary software can considerably improve accuracy and consistency over other methods of laboratory testing. ChromaVision’s mission is to improve the quality and reduce the cost of patient care, and speed drug discovery. Many of the top clinical laboratories, hospitals, university medical centers and biopharmaceutical companies in the United States and Europe have adopted the company’s technology.

     ChromaVision and ACIS are registered trademarks of ChromaVision. For more information, visit www.chromavision.com.

     ChromaVision is a majority owned subsidiary of Safeguard Scientifics (NYSE: SFE). Safeguard Scientifics, Inc. is an operating company creating long-term value by taking controlling interest in and developing its companies through superior operations and management. Safeguard operates businesses that provide business decision and life science software-based product and service solutions. For more information, visit www.safeguard.com.

     The statements herein regarding ChromaVision Medical Systems, Inc. contain forward-looking statements that involve risks and uncertainty. Future events and the Company’s actual results could differ materially from the results reflected in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, the performance and acceptance of the Company’s system in the market place, the Company’s ability to expand and maintain a successful sales and marketing organization, continuation of favorable third party payer reimbursement for tests performed using the Company’s system, the ability to obtain additional financing for its business on favorable terms or at all, unanticipated expenses or liabilities or other adverse events affecting cash flow, uncertainty of success in developing any new software applications, failure to obtain FDA clearance or approval for particular applications, the Company’s ability to compete with other technologies and with emerging competitors in cell imaging and dependence on third parties for collaboration in developing new tests and in distributing the Company’s systems and tests performed on the system, and other uncertainties described in the Company’s filings with the Securities and Exchange Commission. Recent experience with respect to ACIS placements, new contracts for placements, revenues and results of operations may not be indicative of future results for the reasons set forth above.

     The company does not assume any obligation to update any forward-looking statements or other information contained in this document.

     The statements contained herein regarding Safeguard Scientifics, Inc. may contain forward-looking statements that involve risks and uncertainty, including risks associated with the uncertainty of future performance of Safeguard’s companies, acquisitions of additional companies and dispositions of companies, additional financing requirements, management of rapidly changing technologies, limited access to capital, competition, the ability to attract and retain qualified employees, the effect of economic conditions in the business sectors in which its companies operate, its ability to execute our business strategy, the ability of its companies to execute their respective strategies, and other uncertainties described in Safeguard’s filings with the Securities and Exchange Commission. Safeguard does not assume any obligation to update any forward-looking statements or other information contained in this press release.

NOTE TO EDITORS: Safeguard is a service mark of Safeguard Scientifics, Inc.

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